UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NOMURA ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA GLOBAL LISTED INFRASTRUCTURE ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA GLOBAL LISTED INFRASTRUCTURE ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

		0123 4567 8082 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927102 *****ACCOUNT		S40134-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA GLOBAL LISTED INFRASTRUCTURE ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
PAGE 1 OF 2	T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA GLOBAL LISTED INFRASTRUCTURE ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

		0123 4567 8082 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927102 *****ACCOUNT		S40134-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PLEASE RETAIN FOR YOUR RECORDS	HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

●      The issuer agrees to have its documents Househeld.

●      You agree to or do not object to the Householding of your materials.

●      You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S40134 – 01S

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA ENERGY TRANSITION ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA ENERGY TRANSITION ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

		0123 4567 8192 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927201 *****ACCOUNT		S40134-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA ENERGY TRANSITION ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
PAGE 1 OF 2	T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA ENERGY TRANSITION ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

		0123 4567 8192 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927201 *****ACCOUNT		S40134-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PLEASE RETAIN FOR YOUR RECORDS	HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

●      The issuer agrees to have its documents Househeld.

●      You agree to or do not object to the Householding of your materials.

●      You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S40134 – 01S

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA TAX-FREE USA SHORT TERM ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA TAX-FREE USA SHORT TERM ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

		0123 4567 8202 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927300 *****ACCOUNT		S40134-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA TAX-FREE USA SHORT TERM ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
PAGE 1 OF 2	T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA TAX-FREE USA SHORT TERM ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

		0123 4567 8202 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927300 *****ACCOUNT		S40134-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PLEASE RETAIN FOR YOUR RECORDS	HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

●      The issuer agrees to have its documents Househeld.

●      You agree to or do not object to the Householding of your materials.

●      You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S40134 – 01S

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA FOCUSED LARGE GROWTH ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA FOCUSED LARGE GROWTH ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

		0123 4567 8312 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927409 *****ACCOUNT		S40134-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA FOCUSED LARGE GROWTH ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
PAGE 1 OF 2	T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA FOCUSED LARGE GROWTH ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

		0123 4567 8312 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927409 *****ACCOUNT		S40134-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PLEASE RETAIN FOR YOUR RECORDS	HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

●      The issuer agrees to have its documents Househeld.

●      You agree to or do not object to the Householding of your materials.

●      You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S40134 – 01S

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA FOCUSED EMERGING MRKTS EQT ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA FOCUSED EMERGING MRKTS EQT ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

		0123 4567 8422 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927508 *****ACCOUNT		S40134-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA FOCUSED EMERGING MRKTS EQT ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
PAGE 1 OF 2	T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA FOCUSED EMERGING MRKTS EQT ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

		0123 4567 8422 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927508 *****ACCOUNT		S40134-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PLEASE RETAIN FOR YOUR RECORDS	HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

●      The issuer agrees to have its documents Househeld.

●      You agree to or do not object to the Householding of your materials.

●      You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S40134 – 01S

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA FOCUSED INTERNATIONAL CORE ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA FOCUSED INTERNATIONAL CORE ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

		0123 4567 8532 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927607 *****ACCOUNT		S40134-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA FOCUSED INTERNATIONAL CORE ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
PAGE 1 OF 2	T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA FOCUSED INTERNATIONAL CORE ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

		0123 4567 8532 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927607 *****ACCOUNT		S40134-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PLEASE RETAIN FOR YOUR RECORDS	HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

●      The issuer agrees to have its documents Househeld.

●      You agree to or do not object to the Householding of your materials.

●      You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S40134 – 01S

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA TRANSF TECH ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA TRANSF TECH ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

		0123 4567 8642 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927862 *****ACCOUNT		S40134-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA TRANSF TECH ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
PAGE 1 OF 2	T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA TRANSF TECH ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

		0123 4567 8642 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927862 *****ACCOUNT		S40134-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PLEASE RETAIN FOR YOUR RECORDS	HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

●      The issuer agrees to have its documents Househeld.

●      You agree to or do not object to the Householding of your materials.

●      You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S40134 – 01S

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA NATIONAL HIGH-YIELD MUNI BD ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA NATIONAL HIGH-YIELD MUNI BD ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

		0123 4567 8752 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927870 *****ACCOUNT		S40134-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA NATIONAL HIGH-YIELD MUNI BD ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
PAGE 1 OF 2	T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA NATIONAL HIGH-YIELD MUNI BD ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

		0123 4567 8752 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927870 *****ACCOUNT		S40134-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PLEASE RETAIN FOR YOUR RECORDS	HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

●      The issuer agrees to have its documents Househeld.

●      You agree to or do not object to the Householding of your materials.

●      You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S40134 – 01S

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA TAX-FREE USA ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA TAX-FREE USA ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

		0123 4567 8862 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927888 *****ACCOUNT		S40134-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTING INSTRUCTIONS
As the record holder for your shares, we will vote your shares based on your instructions.
Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.
If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.
If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NOMURA TAX-FREE USA ETF
THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Joint Special Meeting to be held on 09/09/26 at 12:00 P.M. EDT

Make your vote count.
Vote must be received by 09/08/2026 to be counted.

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast!
Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT

X
PAGE 1 OF 2	T01910-S40134

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

NOMURA TAX-FREE USA ETF					Please check this box if you plan to attend the Meeting and vote these shares in person.	☐

The Board recommends you vote FOR the following trustee nominee(s): 01 through 11		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust: Nominees:	☐	☐	☐

01	Brian A. Swain	07	Joseph Harroz, Jr.
02	Ann D. Borowiec	08	Sandra A.J. Lawrence
03	Shawn K. Lytle	09	Frances A. Sevilla-Sacasa
04	Jerome D. Abernathy	10	Thomas K. Whitford
05	Joseph W. Chow	11	Christianna Wood
06	John A. Fry

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

		0123 4567 8862 1239	09/09/26	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]	Date	555927888 *****ACCOUNT		S40134-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PLEASE RETAIN FOR YOUR RECORDS	HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

●      The issuer agrees to have its documents Househeld.

●      You agree to or do not object to the Householding of your materials.

●      You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S40134 – 01S

Subject line: Nomura ETF shareholders: Proxy Vote

In connection with Nomura Funds Board and Nomura ETF Trust Board consolidation efforts, there is a proxy solicitation campaign underway for the Nomura ETFs to elect the following 11 trustee nominees to the Nomura ETF Trust Board at a special shareholder meeting to be held on September 9, 2026: Shawn K. Lytle, Jerome D. Abernathy, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Frances A. Sevilla-Sacasa, Brian A. Swain, Thomas K. Whitford and Christianna Wood.

If you or members of your family have investments in these funds, you should have received a proxy statement and one or more proxy cards.

Your vote is an important part of the proxy solicitation campaign. We encourage you and all shareholders to vote as soon as possible.

We urge you to review the proxy materials and vote your shares. In addition to the voting instructions noted in your proxy statement package, you may also vote your shares by replying to this email ([      ]) and including the following information (all of which is required for this email voting method):

-	Your full name

-	Your mailing address

-	Voting instructions (required): For all, Withhold all, For All Except [list trustee nominee names]. Please note this vote will be for all shares held for all ETFs you own as of the record date (June 11, 2026).

Thank you.